UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 12, 2026

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Texas	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 State Street, Suite 400
Southlake, TX 76092
(Address of Principal Executive Offices)
(432) 262-2700
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	NGS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On June 12, 2026, Natural Gas Services Group, Inc. (the “Company”), executed and closed a Securities Purchase Agreement (the “Purchase Agreement”) with Flatrock Compression Holdings LLC, a Delaware limited liability company (“Flatrock”), the holders of all of the membership interests of Flatrock (each, a “Seller” and, collectively, the “Sellers”), and Mule Deer Sky LLC, a Texas limited liability company, solely in its capacity as the Sellers Representative under the Purchase Agreement (the “Sellers Representative”) whereby the Company acquired all of the issued and outstanding membership interests of Flatrock (the “Flatrock Acquisition”), as previously disclosed on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on June 15, 2026 (the “Original Form 8-K”).
This Amendment No. 1 to the Original Form 8-K (the “Amendment”) is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.
Except as described above, no other modifications to the Original Form 8-K are being made by this Amendment. This Amendment should be read in conjunction with the Original Form 8-K, which provides a more complete description of the Flatrock Acquisition.
The pro forma financial information included as Exhibit 99.3 to this Amendment has been presented for illustrative purposes only, as required by Form 8-K, and is not intended to, and does not purport to, represent what the combined Company’s actual results or financial condition would have been if the Flatrock Acquisition had occurred on the relevant date, and is not intended to project the future results or financial condition that the combined company may achieve following the Flatrock Acquisition.
Item 9.01  Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired.
•Audited consolidated financial statements of Flatrock as of and for the year ended December 31, 2025, attached hereto as Exhibit 99.1, and
•Unaudited condensed financial statements of Flatrock as of and for the three months ended March 31, 2026, attached hereto as Exhibit 99.2.
(b)    Pro Forma Financial Information.
Unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2026, and for the year ended December 31, 2025, giving effect to the Flatrock Acquisition, attached hereto as Exhibit 99.3.
(c)         Exhibits
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
23.1	Consent of CohnReznick LLP.
99.1	Audited Consolidated Financial Statements of Flatrock Compression Holdings, LLC as of and for the year ended December 31, 2025.
99.2	Unaudited Condensed Consolidated Financial Statements of Flatrock Compression Holdings, LLC as of and for the three months ended March 31, 2026.
99.3	Unaudited Pro Forma Condensed Combined Financial Information of Natural Gas Services group, Inc. as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Date:	August 10, 2026	By:	/s/ Justin C. Jacobs

Justin C. Jacobs
Chief Executive Officer
(Principal Executive Officer)